Exhibit 99.1

                                THE MORTGAGE POOL

General

      The mortgage pool consists of primarily conventional one- to four-family, adjustable-rate and fixed- rate, fully-amortizing and balloon payment mortgage loans secured by first liens on mortgaged properties. The mortgage loans have original terms to maturity of not greater than 30 years.

      The company conveyed the mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The Seller made certain representations and warranties with respect to the mortgage loans in the Mortgage Loan Sale and Contribution Agreement. These representations and warranties were assigned to the indenture trustee for the benefit of the Bondholders. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders. See "The Mortgage Pools -- Representations by Sellers" in the prospectus.

      The mortgage loans have been originated or acquired by the Seller in accordance with the underwriting criteria described in the prospectus supplement. See "--Underwriting Standards"in the prospectus supplement.

      Substantially all of the mortgage loans will initially be subserviced by Countrywide Home Loans Servicing LP. The subservicing with respect to substantially all of the mortgage loans will be transferred to GMAC Mortgage Corporation on or about March 1, 2004. See "Description of the Servicing Agreement -- The Subservicers" in the prospectus supplement.

      None of the mortgage loans were 30 days or more delinquent as of the Cut-off Date.

      Substantially all of the mortgage loans have scheduled monthly payments due on the first of the month. Each mortgage loan is generally assumable in accordance with the terms of the related mortgage note.

      Each mortgage loan is required to be covered by a standard hazard insurance policy. See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder--Hazard Insurance Policies" in the prospectus.

Mortgage Rate Adjustment

      The mortgage rate on substantially all of the adjustable-rate mortgage loans will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years, five years or seven years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

      The mortgage rate on substantially all of the adjustable-rate mortgage loans adjusts based on an index


                                      99-1
equal to either Six-Month LIBOR, One-Year LIBOR or One-Year CMT. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

      Substantially all of the adjustable-rate mortgage loans will not have reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Adjustable-rate mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

Indices on the Mortgage Loans

      The index applicable to the determination of the mortgage rate on approximately 98.95% of the adjustable-rate mortgage loans is the average of the interbank offered rates for six-month United States dollar-denominated deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

      The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any adjustable-rate mortgage loan based on Six-Month LIBOR.

                                 Six-Month LIBOR

Month                             1996         1997         1998        1999         2000         2001        2002          2003
-----                             ----         ----         ----        ----         ----         ----        ----          ----
January........................   5.34%        5.71%        5.75%       5.04%        6.23%        5.36%       1.99%         1.35%
February.......................   5.29         5.68         5.78        5.17         6.32         4.96        2.06          1.34
March..........................   5.52         5.96         5.80        5.08         6.53         4.71        2.33          1.26
April..........................   5.42         6.08         5.87        5.08         6.61         4.23        2.10          1.29
May............................   5.64         6.01         5.81        5.19         7.06         3.91        2.09          1.22
June...........................   5.84         5.94         5.87        5.62         7.01         3.83        1.95          1.12
July...........................   5.92         5.83         5.82        5.65         6.88         3.70        1.86          1.15
August.........................   5.74         5.86         5.69        5.90         6.83         3.48        1.82          1.21
September......................   5.75         5.85         5.36        5.96         6.76         2.53        1.75          1.18
October........................   5.58         5.81         5.13        6.13         6.72         2.17        1.62          1.22
November.......................   5.55         6.04         5.28        6.04         6.68         2.10        1.47          1.25
December.......................   5.62         6.01         5.17        6.13         6.20         1.98        1.38

      The index applicable to the determination of the mortgage rate on approximately 0.82% of the adjustable-rate mortgage loans is the average of the interbank offered rates for one-year United States dollar- denominated deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or One-Year LIBOR.


                                      99-2

      The index applicable to the determination of the mortgage rate on approximately 0.24% of the adjustable-rate mortgage loans will be based on the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported by the Federal Reserve Board in statistical Release No. H.15(519) as most recently available as of the date forty-five days, thirty-five days or thirty days prior to the adjustment date or on the adjustment date, as published in the place specified in the related mortgage note and as made available as of the date specified in the related mortgage note.

Prepayment Charges

      Approximately 80.00% of the mortgage loans (by aggregate outstanding principal balance of the mortgage loans as of the cut-off date), provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. The prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on the mortgage loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Bonds.

Primary Mortgage Insurance and the Radian Lender-Paid PMI Policy

      Approximately 99.51% of the adjustable-rate mortgage loans and all of the fixed-rate mortgage loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

      Subject to the conditions of the policy, each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 30.00% of the Allowable Claim.

      The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in


                                      99-3
an amount equal to at least 22.00% of the Allowable Claim and (C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

      With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates for the mortgage loans will range from 0.280% per annum to 1.940% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

      To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms.

      See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder -- Hazard Insurance Policies" in the prospectus.

Mortgage Loan Characteristics

      The information included herein with respect to the mortgage loans is based on a pool of 3,896 mortgage loans. References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

      The mortgage loans had an aggregate principal balance as of the Cut-off Date of approximately $1,000,000,148, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the mortgage loans are secured by first liens on the related mortgaged property.

      The average principal balance of the mortgage loans at origination was approximately $256,944. No mortgage loan had a principal balance at origination of greater than approximately $1,500,000 or less than approximately $18,900. The average principal balance of the mortgage loans as of the Cut-off Date was approximately $256,674. No mortgage loan had a principal balance as of the Cut-off Date of greater than approximately $1,500,000 or less than approximately $18,258.

      As of the Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 2.990% per annum to approximately 13.500% per annum and the weighted average mortgage rate was approximately 5.665% per annum. The weighted average remaining term to stated maturity of the mortgage loans was approximately 358 months as of the Cut-off Date. None of the mortgage loans will have a first Due Date prior to March 1, 1996, or after February 1, 2004, or will have a remaining term to maturity of less than 166 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any mortgage loan is January 1, 2034.

      Approximately 0.02%, 0.44%, 46.32%, 0.13% and 1.05% of the mortgage loans have initial interest only periods of two, three, five, seven and ten years, respectively.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to- value ratios at origination of the mortgage loans was approximately 78.50%. No loan-to-value ratio at origination of any mortgage loan was greater than approximately 100.00% or less than approximately 13.91%.

      The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole


                                      99-4
discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the Indenture Trustee, and does not have any interest in the mortgage loan. Some of the mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds--Yield Sensitivity of the Class A-2 Bonds and Class M Bonds" in the prospectus supplement.

      None of the mortgage loans are buydown mortgage loans.

      None of the mortgage loans will be a "high-cost home loan" as defined in the Georgia Fair Lending Act, in the New York Predatory Lending Law, codified as N.Y. Banking Law ss.6-I, N.Y. Gen. Bus. Law ss.771-a, and N.Y. Real Prop. Acts Law ss.1302, in the Arkansas Home Loan Protection Act or in the Kentucky Revised Statutes ss.360.100.

      None of the mortgage loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

      Approximately 0.49% of the adjustable-rate mortgage loans have reached their first adjustment date as of the Closing Date.

      Approximately 80.00% of the mortgage loans provide for prepayment charges.

      Approximately 15.36% and 8.03% of the mortgage loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the mortgage loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.989% per annum.

      Set forth below is a description of certain additional characteristics of the mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.


                                      99-5

                        Principal Balances at Origination

                                                                               Aggregate         Percentage of
                   Original                                                      Unpaid          Cut-off Date
                Mortgage Loan                               Number of          Principal           Aggregate
            Principal Balances ($)                       Mortgage Loans         Balance        Principal Balance
---------------------------------------------            --------------     --------------     -----------------
        0.01-50,000.00 ......................                   14          $      498,096            0.05%
   50,000.01-100,000.00 .....................                  236              19,624,296            1.96
  100,000.01-150,000.00 .....................                  633              80,763,601            8.08
  150,000.01-200,000.00 .....................                  697             121,493,328           12.15
  200,000.01-250,000.00 .....................                  586             132,656,797           13.27
  250,000.01-300,000.00 .....................                  578             158,752,966           15.88
  300,000.01-350,000.00 .....................                  423             136,433,266           13.64
  350,000.01-400,000.00 .....................                  276             104,028,948           10.40
  400,000.01-450,000.00 .....................                  111              47,074,524            4.71
  450,000.01-500,000.00 .....................                  117              55,763,461            5.58
  500,000.01-550,000.00 .....................                   65              34,262,966            3.43
  550,000.01-600,000.00 .....................                   47              27,118,122            2.71
  600,000.01-650,000.00 .....................                   58              36,662,510            3.67
  650,000.01-700,000.00 .....................                   17              11,512,392            1.15
  700,000.01-750,000.00 .....................                   14              10,216,545            1.02
  750,000.01-800,000.00 .....................                    8               6,215,729            0.62
  800,000.01-850,000.00 .....................                    1                 838,477            0.08
  850,000.01-900,000.00 .....................                    2               1,748,355            0.17
  900,000.01-950,000.00 .....................                    1                 904,496            0.09
  950,000.01-1,000,000.00 ...................                    9               8,939,166            0.89
1,450,000.01-1,500,000.00 ...................                    3               4,492,108            0.45
                                                             -----          --------------          ------
    Total ...................................                3,896          $1,000,000,148          100.00%
                                                             =====          ==============          ======

      The average principal balance of the mortgage loans at origination was approximately $256,944.


                                      99-6

                    Principal Balances as of the Cut-off Date

                                                                               Aggregate         Percentage of
                                                                                 Unpaid          Cut-off Date
             Current Mortgage Loan                          Number of          Principal           Aggregate
             Principal Balances ($)                      Mortgage Loans         Balance        Principal Balance
---------------------------------------------            --------------     --------------     -----------------
        0.01-50,000.00 ......................                   15          $      547,401            0.05%
   50,000.01-100,000.00 .....................                  235              19,574,991            1.96
  100,000.01-150,000.00 .....................                  635              81,059,177            8.11
  150,000.01-200,000.00 .....................                  696             121,397,632           12.14
  200,000.01-250,000.00 .....................                  586             132,702,956           13.27
  250,000.01-300,000.00 .....................                  579             159,106,490           15.91
  300,000.01-350,000.00 .....................                  422             136,180,913           13.62
  350,000.01-400,000.00 .....................                  275             103,681,737           10.37
  400,000.01-450,000.00 .....................                  111              47,074,524            4.71
  450,000.01-500,000.00 .....................                  117              55,763,461            5.58
  500,000.01-550,000.00 .....................                   65              34,262,966            3.43
  550,000.01-600,000.00 .....................                   48              27,717,825            2.77
  600,000.01-650,000.00 .....................                   57              36,062,807            3.61
  650,000.01-700,000.00 .....................                   17              11,512,392            1.15
  700,000.01-750,000.00 .....................                   14              10,216,545            1.02
  750,000.01-800,000.00 .....................                    8               6,215,729            0.62
  800,000.01-850,000.00 .....................                    1                 838,477            0.08
  850,000.01-900,000.00 .....................                    2               1,748,355            0.17
  900,000.01-950,000.00 .....................                    1                 904,496            0.09
  950,000.01-1,000,000.00 ...................                    9               8,939,166            0.89
1,450,000.01-1,500,000.00 ...................                    3               4,492,108            0.45
                                                             -----          --------------          ------
    Total ...................................                3,896          $1,000,000,148          100.00%
                                                             =====          ==============          ======

      As of the Cut-off Date, the average current principal balance of the mortgage loans will be approximately $256,674.


                                      99-7

                                 Mortgage Rates

                                                                               Aggregate         Percentage of
                                                                                 Unpaid          Cut-off Date
                                                            Number of          Principal           Aggregate
                 Mortgage Rates (%)                      Mortgage Loans         Balance        Principal Balance
---------------------------------------------            --------------     --------------     -----------------
  2.500-2.999 ...............................                    1          $      100,000            0.01%
  3.000-3.499 ...............................                    5               1,230,900            0.12
  3.500-3.999 ...............................                   51              16,046,914            1.60
  4.000-4.499 ...............................                  221              61,774,276            6.18
  4.500-4.999 ...............................                  617             167,823,744           16.78
  5.000-5.499 ...............................                  712             197,896,182           19.79
  5.500-5.999 ...............................                  860             235,856,790           23.59
  6.000-6.499 ...............................                  448             112,636,806           11.26
  6.500-6.999 ...............................                  488             111,726,117           11.17
  7.000-7.499 ...............................                  202              42,026,562            4.20
  7.500-7.999 ...............................                  161              31,172,036            3.12
  8.000-8.499 ...............................                   65              11,872,530            1.19
  8.500-8.999 ...............................                   39               7,093,179            0.71
  9.000-9.499 ...............................                    7               1,329,492            0.13
  9.500-9.999 ...............................                    6                 533,176            0.05
10.000-10.499 ...............................                    4                 157,070            0.02
10.500-10.999 ...............................                    6                 630,714            0.06
11.500-11.999 ...............................                    1                  18,258            0.00
12.500-12.999 ...............................                    1                  56,588            0.01
13.500-13.999 ...............................                    1                  18,813            0.00
                                                             -----          --------------          ------
   Total ....................................                3,896          $1,000,000,148          100.00%
                                                             =====          ==============          ======

      The weighted average mortgage rate of the mortgage loans was approximately 5.665% per annum.


                                      99-8

                              Next Adjustment Date

                                                                               Aggregate         Percentage of
                                                                                 Unpaid          Cut-off Date
                                                            Number of          Principal           Aggregate
             Next Adjustment Date                        Mortgage Loans         Balance        Principal Balance
---------------------------------------------            --------------     --------------     -----------------
Fixed-Rate Loans (N/A) ......................                  91           $   32,435,814            3.24%
January 1, 2004 .............................                   8                  876,625            0.09
February 1, 2004 ............................                  14                2,341,681            0.23
March 1, 2004 ...............................                  29                7,253,762            0.73
April 1, 2004 ...............................                 183               49,538,406            4.95
May 1, 2004 .................................                 342               99,525,671            9.95
June 1, 2004 ................................                 200               56,460,892            5.65
July 1, 2004 ................................                  42               12,804,750            1.28
November 1, 2004 ............................                   1                  376,000            0.04
December 1, 2004 ............................                   2                  141,128            0.01
July 1, 2005 ................................                   7                1,549,544            0.15
August 1, 2005 ..............................                   8                2,070,370            0.21
September 1, 2005 ...........................                  83               16,814,451            1.68
October 1, 2005 .............................                 528              126,116,957           12.61
November 1, 2005 ............................                 942              234,015,478           23.40
December 1, 2005 ............................                 265               66,577,284            6.66
January 1, 2006 .............................                  53               12,096,450            1.21
June 1, 2006 ................................                   4                  884,605            0.09
July 1, 2006 ................................                   4                  889,578            0.09
August 1, 2006 ..............................                   5                1,952,804            0.20
September 1, 2006 ...........................                  14                3,012,051            0.30
October 1, 2006 .............................                 171               36,464,309            3.65
November 1, 2006 ............................                 296               77,063,923            7.71
December 1, 2006 ............................                 112               28,452,985            2.85
January 1, 2007 .............................                  21                4,896,350            0.49
June 1, 2008 ................................                   2                  673,296            0.07
July 1, 2008 ................................                   2                  521,562            0.05
August 1, 2008 ..............................                   8                2,466,025            0.25
September 1, 2008 ...........................                  18                6,154,412            0.62
October 1, 2008 .............................                 177               44,061,083            4.41
November 1, 2008 ............................                 203               57,844,173            5.78
December 1, 2008 ............................                  24                6,600,100            0.66
December 1, 2009 ............................                   1                  171,381            0.02
August 1, 2010 ..............................                   2                  863,000            0.09
September 1, 2010 ...........................                   3                  780,069            0.08
October 1, 2010 .............................                  25                3,885,155            0.39
November 1, 2010 ............................                   4                  902,642            0.09


                                      99-9

October 1, 2013..............................                    1                 143,719            0.01
November 1, 2013.............................                    1                 321,664            0.03
                                                             -----          --------------          ------
         Total...............................                3,896          $1,000,000,148          100.00%
                                                             =====          ==============          ======

      As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the adjustable-rate mortgage loans will be approximately 25 months.


                                     99-10

                                  Gross Margin

                                                                               Aggregate         Percentage of
                                                                                 Unpaid          Cut-off Date
                                                            Number of          Principal           Aggregate
             Gross Margins (%)                           Mortgage Loans         Balance        Principal Balance
---------------------------------------------            --------------     --------------     -----------------
Fixed-Rate Loans (N/A) ......................                   91          $   32,435,814            3.24%
2.000 - 2.249 ...............................                   10               3,408,392            0.34
2.250 - 2.499 ...............................                  181              61,041,153            6.10
2.500 - 2.749 ...............................                  112              35,535,593            3.55
2.750 - 2.999 ...............................                  396              95,277,363            9.53
3.000 - 3.249 ...............................                  649             183,409,222           18.34
3.250 - 3.499 ...............................                1,410             351,133,993           35.11
3.500 - 3.749 ...............................                  305              76,613,639            7.66
3.750 - 3.999 ...............................                  161              37,914,045            3.79
4.000 - 4.249 ...............................                   71              15,911,971            1.59
4.250 - 4.499 ...............................                   29               6,965,668            0.70
4.500 - 4.749 ...............................                   44               9,067,349            0.91
4.750 - 4.999 ...............................                   20               4,752,258            0.48
5.000 - 5.249 ...............................                  312              67,630,785            6.76
5.250 - 5.499 ...............................                   18               3,113,278            0.31
5.500 - 5.749 ...............................                   20               4,442,797            0.44
5.750 - 5.999 ...............................                   10               1,405,120            0.14
6.000 - 6.249 ...............................                   12               3,056,349            0.31
6.250 - 6.499 ...............................                   11               1,900,161            0.19
6.500 - 6.749 ...............................                    5                 944,514            0.09
6.750 - 6.999 ...............................                    6                 498,141            0.05
7.000 - 7.249 ...............................                    8               1,196,686            0.12
7.250 - 7.499 ...............................                    4                 267,670            0.03
7.500 - 7.749 ...............................                    5                 864,624            0.09
7.750 - 7.999 ...............................                    1                 176,859            0.02
8.000 - 8.249 ...............................                    2                 296,464            0.03
8.250 - 8.499 ...............................                    2                 431,493            0.04
8.750 - 8.999 ...............................                    1                 308,750            0.03
                                                             -----          --------------          ------
    Total ...................................                3,896          $1,000,000,148          100.00%
                                                             =====          ==============          ======

      As of the Cut-off Date, the weighted average Gross Margin of the adjustable-rate mortgage loans will be approximately 3.362% per annum.


                                     99-11

                              Maximum Mortgage Rate

                                                                               Aggregate         Percentage of
                                                                                 Unpaid          Cut-off Date
                                                            Number of          Principal           Aggregate
             Maximum Mortgage Rates (%)                  Mortgage Loans         Balance        Principal Balance
---------------------------------------------            --------------     --------------     -----------------
Fixed-Rate Loans (N/A) ......................                   91          $   32,435,814            3.24%
    8.500-8.999 .............................                    1                 100,000            0.01
    9.000-9.499 .............................                   11               3,365,349            0.34
    9.500-9.999 .............................                   66              20,193,877            2.02
  10.000-10.499 .............................                  244              70,504,409            7.05
  10.500-10.999 .............................                  625             170,989,097           17.10
  11.000-11.499 .............................                  698             188,959,560           18.90
  11.500-11.999 .............................                  818             218,316,777           21.83
  12.000-12.499 .............................                  400             100,855,732           10.09
  12.500-12.999 .............................                  425              93,531,494            9.35
  13.000-13.499 .............................                  168              34,455,972            3.45
  13.500-13.999 .............................                  141              29,288,793            2.93
  14.000-14.499 .............................                   77              15,062,990            1.51
  14.500-14.999 .............................                   63              10,800,882            1.08
  15.000-15.499 .............................                   22               4,068,451            0.41
  15.500-15.999 .............................                   19               3,317,607            0.33
  16.000-16.499 .............................                    8               1,106,235            0.11
  16.500-16.999 .............................                    5                 771,105            0.08
  17.000-17.499 .............................                    5                 204,826            0.02
  18.000-18.499 .............................                    2                 293,502            0.03
  19.000-19.499 .............................                    1                 459,186            0.05
  19.500-19.999 .............................                    4                 580,232            0.06
  21.500-21.999 .............................                    1                 193,107            0.02
  23.500-23.999 .............................                    1                 145,154            0.01
                                                             -----          --------------          ------
Total .......................................                3,896          $1,000,000,148          100.00%
                                                             =====          ==============          ======

      As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the adjustable-rate mortgage loans will be approximately 11.657% per annum.


                                     99-12

                            Initial Fixed-Rate Period

                                                                               Aggregate         Percentage of
                                                                                 Unpaid          Cut-off Date
                                                            Number of          Principal           Aggregate
           Initial Fixed-Rate Period                     Mortgage Loans         Balance        Principal Balance
---------------------------------------------            --------------     --------------     -----------------
Fixed-Rate Loans (N/A) ......................                   91          $   32,435,814            3.24%
Six Months ..................................                  790             225,559,682           22.56
One Year ....................................                    1                 376,000            0.04
Two Years ...................................                1,910             461,980,438           46.20
Three Years .................................                  633             154,259,935           15.43
Five Years ..................................                  434             118,320,650           11.83
Seven Years .................................                   35               6,602,247            0.66
Ten Years ...................................                    2                 465,383            0.05
                                                             -----          --------------          ------
     Total ..................................                3,896          $1,000,000,148          100.00%
                                                             =====          ==============          ======

                                Initial Rate Cap

                                                                               Aggregate         Percentage of
                                                                                 Unpaid          Cut-off Date
                                                            Number of          Principal           Aggregate
             Initial Rate Cap (%)                        Mortgage Loans         Balance        Principal Balance
---------------------------------------------            --------------     --------------     -----------------
Fixed-Rate Loans (N/A) ......................                   91          $   32,435,814            3.24%
1.000 .......................................                  897             246,443,374           24.64
1.500 .......................................                   14               2,840,042            0.28
2.000 .......................................                  124              25,588,824            2.56
3.000 .......................................                2,389             590,097,186           59.01
3.250 .......................................                    1                  75,881            0.01
3.375 .......................................                    1                 133,000            0.01
4.000 .......................................                   10               2,096,772            0.21
5.000 .......................................                   87              28,104,051            2.81
6.000 .......................................                  282              72,185,204            7.22
                                                             -----          --------------          ------
     Total ..................................                3,896          $1,000,000,148          100.00%
                                                             =====          ==============          ======


                                     99-13

                                Periodic Rate Cap

                                                                               Aggregate         Percentage of
                                                                                 Unpaid          Cut-off Date
                                                            Number of          Principal           Aggregate
            Periodic Rate Cap (%)                        Mortgage Loans         Balance        Principal Balance
---------------------------------------------            --------------     --------------     -----------------
Fixed-Rate Loans (N/A) ......................                   91          $   32,435,814            3.24%
1.000 .......................................                3,491             894,479,238           89.45
1.500 .......................................                   52              10,351,928            1.04
2.000 .......................................                  253              60,747,892            6.07
2.500 .......................................                    9               1,985,277            0.20
                                                             -----          --------------          ------
     Total ..................................                3,896          $1,000,000,148          100.00%
                                                             =====          ==============          ======

                          Original Loan-to-Value Ratios

                                                                               Aggregate         Percentage of
                                                                                 Unpaid          Cut-off Date
                                                            Number of          Principal           Aggregate
      Original Loan-to-Value Ratios (%)                  Mortgage Loans         Balance        Principal Balance
---------------------------------------------            --------------     --------------     -----------------
    0.01-20.00 ..............................                    2          $      364,897            0.04%
   20.01-25.00 ..............................                    6               1,085,477            0.11
   25.01-30.00 ..............................                    9               1,416,479            0.14
   30.01-35.00 ..............................                    7               1,289,000            0.13
   35.01-40.00 ..............................                   19               3,498,212            0.35
   40.01-45.00 ..............................                   14               3,092,349            0.31
   45.01-50.00 ..............................                   26               6,724,525            0.67
   50.01-55.00 ..............................                   48              13,360,260            1.34
   55.01-60.00 ..............................                   87              27,655,255            2.77
   60.01-65.00 ..............................                  116              32,798,578            3.28
   65.01-70.00 ..............................                  513             146,196,421           14.62
   70.01-75.00 ..............................                  171              48,049,551            4.80
   75.01-80.00 ..............................                1,783             479,386,693           47.94
   80.01-85.00 ..............................                  111              31,951,130            3.20
   85.01-90.00 ..............................                  534             114,608,318           11.46
   90.01-95.00 ..............................                  318              64,097,719            6.41
   95.01-100.00 .............................                  132              24,425,284            2.44
                                                             -----          --------------          ------
Total .......................................                3,896          $1,000,000,148          100.00%
                                                             =====          ==============          ======

      The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 13.91% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 78.50%.


                                     99-14

                                 Occupancy Types

                                                                               Aggregate         Percentage of
                                                                                 Unpaid          Cut-off Date
                                                            Number of          Principal           Aggregate
               Occupancy Type                            Mortgage Loans         Balance        Principal Balance
---------------------------------------------            --------------     --------------     -----------------
Owner Occupied ..............................                3,212          $  845,204,788           84.52%
Investor ....................................                  591             131,327,744           13.13
Second Home .................................                   93              23,467,616            2.35
                                                             -----          --------------          ------
        Total ...............................                3,896          $1,000,000,148          100.00%
                                                             =====          ==============          ======

      Occupancy type is based on the representation of the borrower at the time of origination.


                                     99-15

                  Mortgage Loan Program and Documentation Type

                                                                               Aggregate         Percentage of
                                                                                 Unpaid          Cut-off Date
      Loan Program and Documentation                        Number of          Principal           Aggregate
                 Type                                    Mortgage Loans         Balance        Principal Balance
---------------------------------------------            --------------     --------------     -----------------
Progressive Series Program
(Full Documentation) ........................                  675          $  175,862,233           17.59%
Progressive Series Program (Limited
(Stated) Documentation) .....................                1,690             456,948,837           45.69
Progressive Series Program (No Ratio) .......                    1                 168,666            0.02
Progressive Series Program (Alternative
Documentation) ..............................                    1                 481,282            0.05
Progressive Series Program (No
Income/No Asset Documentation) ..............                    1                  19,123            0.00
Progressive Series Program (Lite
Income/Reduced Documentation) ...............                    1                 176,759            0.02
Progressive Express(TM) Program
 (Non Verified Assets) ......................                  612             152,495,621           15.25
Progressive Express(TM) Program
(Verified Assets) ...........................                  496             122,778,253           12.28
Progressive Express(TM) No Doc
Program (No Documentation) ..................                  367              78,751,697            7.88
Progressive Express(TM) Program No Doc
Program (Verified Assets) ...................                   50              11,899,947            1.19
Progressive Series Program (Full
Income/Stated Assets Documentation) .........                    2                 417,731            0.04
                                                             -----          --------------          ------
        Total ...............................                3,896          $1,000,000,148          100.00%
                                                             =====          ==============          ======

      See "--Underwriting Standards"in the prospectus supplement for a detailed description of the Seller's loan programs and documentation requirements.


                                     99-16

                                 Risk Categories

                                                                               Aggregate         Percentage of
                                                                                 Unpaid          Cut-off Date
                                                            Number of          Principal           Aggregate
                Credit Grade                             Mortgage Loans         Balance        Principal Balance
---------------------------------------------            --------------     --------------     -----------------
A+(1) .......................................                1,869          $  496,105,568           49.61%
A (1) .......................................                1,021             269,360,261           26.94
A-(1) .......................................                   92              21,418,056            2.14
B(1) ........................................                   16               3,151,343            0.32
C(1) ........................................                    7                 837,470            0.08
CX(1) .......................................                    4                 181,517            0.02
Progressive Express(TM) I(2) ................                  479             114,585,344           11.46
Progressive Express(TM) II(2) ...............                  337              78,787,118            7.88
Progressive Express(TM) III(2) ..............                   22               4,737,011            0.47
Progressive Express(TM) IV(2) ...............                   26               6,229,066            0.62
Progressive Express(TM) V(2) ................                   18               3,523,874            0.35
Progressive Express(TM) VI(2) ...............                    5               1,083,521            0.11
                                                             -----          --------------          ------
   Total ....................................                3,896          $1,000,000,148          100.00%
                                                             =====          ==============          ======

----------

(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V, and VI, respectively. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these mortgage loans is generally based on the borrower's "FICO" score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above.

      See "--Underwriting Standards" in the prospectus supplement for a description of the Seller's risk categories.


                                     99-17

                                 Property Types

                                                                               Aggregate         Percentage of
                                                                                 Unpaid          Cut-off Date
                                                            Number of          Principal           Aggregate
              Property Type                              Mortgage Loans         Balance        Principal Balance
---------------------------------------------            --------------     --------------     -----------------
Single-Family ...............................                2,442          $  631,100,745           63.11%
De Minimis PUD ..............................                  444             132,163,433           13.22
Condominium .................................                  501             106,420,695           10.64
Planned Unit Development ....................                  240              52,915,635            5.29
Two-Family ..................................                  129              34,511,748            3.45
Four-Family .................................                   60              20,893,281            2.09
Three-Family ................................                   40              11,128,557            1.11
Hi-Rise Condo ...............................                   25               8,538,268            0.85
Town Home ...................................                    7               1,383,359            0.14
Manufactured Housing ........................                    7                 746,887            0.07
CondoHotel ..................................                    1                 197,540            0.02
                                                             -----          --------------          ------
   Total ....................................                3,896          $1,000,000,148          100.00%
                                                             =====          ==============          ======

                 Geographic Distribution of Mortgaged Properties

                                                                               Aggregate         Percentage of
                                                                                 Unpaid          Cut-off Date
                                                            Number of          Principal           Aggregate
                   State                                 Mortgage Loans         Balance        Principal Balance
---------------------------------------------            --------------     --------------     -----------------
California ..................................                2,282          $  671,672,894           67.17%
Florida .....................................                  466              87,496,507            8.75
Other (less than 3% in any one
state) ......................................                1,148             240,830,748           24.08
                                                             -----          --------------          ------
   Total ....................................                3,896          $1,000,000,148          100.00%
                                                             =====          ==============          ======

      No more than approximately 0.66% of the mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.


                                     99-18

                                  Loan Purposes

                                                                               Aggregate         Percentage of
                                                                                 Unpaid          Cut-off Date
                                                            Number of          Principal           Aggregate
              Loan Purpose                               Mortgage Loans         Balance        Principal Balance
---------------------------------------------            --------------     --------------     -----------------
Purchase ....................................                2,503          $  629,973,134           63.00%
Cash-Out Refinance ..........................                1,032             268,639,066           26.86
Rate and Term Refinance .....................                  361             101,387,948           10.14
                                                             -----          --------------          ------
   Total ....................................                3,896          $1,000,000,148          100.00%
                                                             =====          ==============          ======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.


                                     99-19